UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2192

THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	05/31

Date of reporting period:	05/31/07

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Dreyfus Premier
Third Century Fund, Inc.

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Premier Third Century Fund, Inc., covering the 12-month period from June

1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy before a limited easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks. We expect these developments to produce both challenges and opportunities in the equity markets.As always, your financial advisor can help you position your investments for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2006, through May 31, 2007, as provided by John R. O’Toole and Jocelin A. Reed, Portfolio Managers

Market and Fund Performance Overview

Stocks rose during the reporting period on the strength of robust U.S. and global economic growth. However, the fund’s returns proved more modest than its benchmark, due partly to the fund’s growth-oriented posture during the first half of the reporting period, and partly to disappointing individual stock selections in the health care and energy sectors.

For the 12-month period ended May 31, 2007, the fund produced total returns of 18.52% for Class A shares, 17.54% for Class B shares, 17.62% for Class C shares, 18.95% for Class I shares, 17.88% for Class T shares and 18.86% for Class Z shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a total return of 22.77% for the same period.2

Effective 6/1/07, Class R shares were renamed Class I shares.

The Fund’s Investment Approach

The fund seeks to provide capital growth, with current income as a secondary goal.To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate potential purchase candidates by industry or sector, to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

A Shift in Market Leadership Toward Growth

The reporting period began with value-oriented stocks generally outperforming their growth-oriented counterparts, as they had for most of the previous five years. In late 2006, however, the performance differential between growth and value had narrowed and, in April 2007, growth stocks started to lead the market’s advance. While the fund’s mildly growth-oriented tilt detracted from relative performance during the first half of the reporting period, the same stance bolstered returns during the second half.

Individual Stock Selections Drove Fund Performance

The fund participated in the market’s climb with good individual stock selections in a variety of sectors. In the financial sector, brokerage and asset management firm The Goldman Sachs Group, benefited from hedge fund and mergers-and-acquisitions activity, as well as increased trading volumes. Other financial holdings, such as NYSE Euronext and IntercontinentalExchange, bolstered returns due to consolidation trends and technology-driven cost reductions. In the consumer discretionary sector, toy maker Mattel gained ground due to resurgent sales in several product lines. Apparel retailer Nordstrom posted positive results from improved financial management and effective use of the Internet to enhance sales.Among industrials stocks, the fund scored gains with employment services provider Manpower, where earnings were supported by strong Asian and European demand and an effective restructuring effort.

On a more negative note, several disappointments in the health care sector undermined the fund’s relative performance. Weak product pipelines and other company-specific challenges caused two of the fund’s key pharmaceutical holdings, Johnson & Johnson and Novartis, to trail the market. Biotechnology giant Amgen lost ground due to potential reimbursement restrictions involving a key product, and diagnostic service provider Quest Diagnostics was hurt by an unex-

pected slowdown in revenues. The fund’s gains in the energy sector also proved weaker than those of the benchmark due to our focus on producers of natural gas, such as Anadarko Petroleum, at a time when oil refining stocks benefited from limited capacity.

Current Emphasis Remains on Growth

While the fund includes a balance of growth-oriented and value-oriented investments, we have continued to emphasize companies offering strong prospects for growth. After several years of relative underperformance, valuations of growth-oriented stocks appear attractive based on historical norms and underlying corporate growth rates. The relatively strong performance of growth stocks during the second half of the reporting period may signal the beginning of a shift in their favor, supported by high levels of market liquidity and a continued, albeit slowing, global economic expansion.

Socially Responsible Investing and Lending Practices

One aspect of the fund’s commitment to investing in companies that contribute to the enhancement of the quality of life in America can be seen in our efforts to examine consumer lending practices, an issue that recently has made headlines. We review the lending practices of mortgage lenders, credit card issuers and student loan providers, and seek to avoid investing in those engaging in what we believe are unfair practices and to emphasize those we believe are moving in a socially responsible direction. For example, one bank holding, Regions Financial, has played a notable role in providing regional mortgage support to help build its community in a socially responsible manner. For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

June 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class Z shares of The Dreyfus Premier Third Century Fund, Inc. on 5/31/97 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B, Class C, Class I and Class T shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of Class Z shares.The Dreyfus Premier Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance which does not take into account charges, fees and other expenses and is not subject to the same socially responsible investment criteria as The Dreyfus Premier Third Century Fund, Inc. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class Z shares		18.86%	4.81%	3.96%
Class A shares
with maximum sales charge (5.75%)	8/31/99	11.67%	3.31%	3.15%††††
without sales charge	8/31/99	18.52%	4.54%	3.76%††††
Class B shares
with applicable redemption charge †	8/31/99	13.54%	3.35%	3.46%††, ††††
without redemption	8/31/99	17.54%	3.70%	3.46%††, ††††
Class C shares
with applicable redemption charge †††	8/31/99	16.62%	3.77%	3.15%††††
without redemption	8/31/99	17.62%	3.77%	3.15%††††
Class I shares	8/31/99	18.95%	4.85%	4.01%††††
Class T shares
with maximum sales charge (4.5%)	8/31/99	12.54%	3.22%	2.92%††††
without sales charge	8/31/99	17.88%	4.17%	3.40%††††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††††	The total return performance figures presented for Class A, B, C, I and T shares of the fund represent the performance of the fund’s Class Z shares for periods prior to August 31, 1999 (the inception date for
Class A, B, C, I and T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

T h e F u n d 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Premier Third Century Fund, Inc. from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007
	Class A	Class B	Class C	Class R	Class T	Class Z

Expenses paid
per $1,000 †	$ 6.56	$ 11.17	$ 10.19	$ 4.59	$ 8.63	$ 5.16
Ending value
(after expenses)	$1,088.80	$1,083.70	$1,084.70	$1,090.60	$1,086.30	$1,090.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007
	Class A	Class B	Class C	Class R	Class T	Class Z

Expenses paid
per $1,000 †	$ 6.34	$ 10.80	$ 9.85	$ 4.43	$ 8.35	$ 4.99
Ending value
(after expenses)	$1,018.65	$1,014.21	$1,015.16	$1,020.54	$1,016.65	$1,020.00

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 2.15% for Class B, 1.96% for Class C, .88% for Class R, 1.66% for Class T and ..99% Class Z; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

S TAT E M E N T	O F	I N V E S T M E N T S
M a y 3 1 , 2 0 0 7

Common Stocks—99.9%	Shares	Value ($)

Consumer Cyclical—7.7%
Bed Bath & Beyond	76,700 [a,b]	3,118,622
Costco Wholesale	78,400	4,427,248
Darden Restaurants	68,300	3,112,431
Lowe’s Cos.	84,100	2,760,162
Nordstrom	102,300	5,312,439
Office Depot	62,200 [b]	2,264,080
Target	108,800	6,792,384
		27,787,366
Consumer Goods—2.5%
Coach	51,500 [b]	2,645,040
Mattel	222,300	6,226,623
		8,871,663
Consumer Staples—8.3%
General Mills	55,900	3,423,316
Kimberly-Clark	65,200	4,626,592
PepsiCo	199,800	13,652,334
Procter & Gamble	125,800	7,994,590
		29,696,832
Financial—15.3%
AvalonBay Communities	12,700	1,655,953
Bank of America	168,800	8,559,848
Chubb	44,400	2,436,228
CIT Group	39,300	2,355,249
Comerica	62,400	3,920,592
Genworth Financial, Cl. A	75,600	2,729,160
Goldman Sachs Group	34,400	7,940,208
Hartford Financial Services Group	32,000	3,301,440
IntercontinentalExchange	17,600 [b]	2,550,944
Lincoln National	37,100 [a]	2,689,750
Northern Trust	62,300	4,054,484
NYSE Euronext	23,100 [a,b]	1,919,148
ProLogis	33,500	2,166,110
Regions Financial	98,200	3,502,794
SLM	29,300	1,646,953

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Washington Mutual	79,800 [a]	3,488,856
		54,917,717
Health Care—15.2%
Aetna	77,100	4,080,903
Alcon	25,400	3,506,724
Amgen	83,100 [b]	4,681,023
AstraZeneca Group, ADR	46,800	2,488,824
Baxter International	93,500	5,314,540
Becton, Dickinson & Co.	62,400	4,758,000
Genzyme	70,900 [b]	4,574,468
Johnson & Johnson	180,600	11,426,562
Novartis, ADR	98,400	5,528,112
Quest Diagnostics	27,300 [a]	1,338,246
WellPoint	84,300 [b]	6,862,863
		54,560,265
Industrial—11.6%
Burlington Northern Santa Fe	38,000	3,538,940
Eaton	39,800	3,730,852
Emerson Electric	213,600	10,348,920
Manpower	71,700	6,596,400
Rockwell Automation	23,000	1,565,150
Rockwell Collins	72,000	5,088,240
Tetra Technologies	121,700 [a,b]	3,399,081
United Technologies	107,800	7,605,290
		41,872,873
Information Services—8.8%
Accenture, Cl. A	93,700	3,836,078
Equifax	74,400	3,127,032
Google, Cl. A	13,200 [b]	6,570,300
McGraw-Hill Cos.	72,800	5,118,568
News, Cl. B	348,500 [a]	8,235,055
Walt Disney	131,700	4,667,448
		31,554,481
Materials—3.8%
3M	51,800	4,556,328
Air Products & Chemicals	39,500	3,080,605
Ecolab	63,800	2,752,970

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Rohm & Haas	59,900	3,175,299
		13,565,202
Oil & Gas Producers—4.6%
Anadarko Petroleum	87,200	4,329,480
ENSCO International	51,800 [a]	3,137,526
Noble	36,300	3,353,757
Tetra Tech	70,200 [b]	1,548,612
XTO Energy	71,400	4,141,914
		16,511,289
Technology—17.6%
Applied Materials	92,700	1,770,570
Cisco Systems	199,800 [b]	5,378,616
Danaher	56,700	4,167,450
Dell	180,600 [b]	4,852,722
EMC/Massachusetts	186,200 [b]	3,144,918
Intel	128,300	2,844,411
International Business Machines	104,000 [a]	11,086,400
Microsoft	360,900	11,068,803
National Semiconductor	117,400	3,160,408
QUALCOMM	121,000	5,196,950
STMicroelectronics (New York Shares)	91,300	1,760,264
Texas Instruments	209,500	7,407,920
Xerox	98,500 [b]	1,858,695
		63,698,127
Telecommunications—2.2%
NII Holdings	25,000 [b]	2,036,750
Qwest Communications International	315,600 [a,b]	3,247,524
Windstream	171,000	2,568,420
		7,852,694
Utilities—2.3%
NiSource	108,300	2,405,343
Puget Energy	68,000	1,714,280
Sempra Energy	69,700	4,274,004
		8,393,627
Total Common Stocks
(cost $295,003,442)		359,282,136

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)

Negotiable Bank Certificate Of Deposit
Self-Help Credit Union
4.86%, 6/14/07
(cost $100,000)	100,000	100,000

Other Investment—.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $280,000)	280,000 [c]	280,000

Investment of Cash Collateral
for Securities Loaned—5.6%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $20,137,540)	20,137,540 [c]	20,137,540

Total Investments (cost $315,520,982)	105.6%	379,799,676
Liabilities, Less Cash and Receivables	(5.6%)	(20,152,110)
Net Assets	100.0%	359,647,566

ADR—American Depository Receipts
a All or a portion of these securities are on loan. At May 31, 2007, the total market value of the fund’s securities on loan is $34,668,896 and the total market value of the collateral held by the fund is $36,136,300, consisting of cash collateral of $20,137,540 and U.S. Government and agency securities valued at $15,998,760.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)	†

	Value (%)	Value (%)

Technology	17.6	Short-Term/Money Market Investments	5.7
Financial	15.3	Oil & Gas Producers	4.6
Health Care	15.2	Materials	3.8
Industrial	11.6	Consumer Goods	2.5
Information Services	8.8	Utilities	2.3
Consumer Staples	8.3	Telecommunications	2.2
Consumer Cyclical	7.7		105.6

† Based on net assets.
See notes to financial statements.

STATEMENT	OF	ASSETS	AND	LIABILITIES
May 31, 2007

					Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $34,668,896)—Note 1(b):
Unaffiliated issuers				295,103,442		359,382,136
Affiliated issuers				20,417,540		20,417,540
Dividends and interest receivable						504,793
Receivable for shares of Common Stock subscribed						63,250
Prepaid expenses						23,290
						380,391,009

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)						305,247
Cash overdraft due to Custodian						64,173
Liability for securities on loan—Note 1(b)						20,137,540
Payable for shares of Common Stock redeemed						112,688
Interest payable—Note 2						1,508
Accrued expenses						122,287
						20,743,443

Net Assets ($)						359,647,566

Composition of Net Assets ($):
Paid-in capital						395,959,963
Accumulated undistributed investment—net						1,395,482
Accumulated net realized gain (loss) on investments						(101,986,573)
Accumulated net unrealized appreciation
(depreciation) on investments						64,278,694

Net Assets ($)						359,647,566

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T	Class Z

Net Assets ($)	15,410,657	4,761,853	3,537,697	712,373	416,625	334,808,361
Shares Outstanding	1,533,263	504,104	373,179	69,613	42,979	32,806,770

Net Asset Value
Per Share ($)	10.05	9.45	9.48	10.23	9.69	10.21

See notes to financial statements.

The Fund 13

STATEMENT	OF OPERATIONS
Year Ended May 31,	2007

Investment Income ($):
Income:
Cash dividends (net of $31,120 foreign taxes withheld at source):
Unaffiliated issuers	4,931,323
Affiliated issuers	81,631
Income from securities lending	118,949
Interest	2,654
Total Income	5,134,557
Expenses:
Management fee—Note 3(a)	2,648,868
Shareholder servicing costs—Note 3(c)	746,887
Professional fees	95,767
Registration fees	76,387
Distribution fees—Note 3(b)	75,811
Prospectus and shareholders’ reports	33,026
Custodian fees—Note 3(c)	24,814
Directors’ fees and expenses—Note 3(d)	8,413
Interest expense—Note 2	2,979
Loan commitment fees—Note 2	54
Miscellaneous	26,069
Total Expenses	3,739,075
Investment Income—Net	1,395,482

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,005,055
Net unrealized appreciation (depreciation) on investments	47,344,374
Net Realized and Unrealized Gain (Loss) on Investments	59,349,429
Net Increase in Net Assets Resulting from Operations	60,744,911

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2007	2006

Operations ($):
Investment income (loss)—net	1,395,482	(369,811)
Net realized gain (loss) on investments	12,005,055	52,787,744
Net unrealized appreciation
(depreciation) on investments	47,344,374	(35,772,432)
Net Increase (Decrease) in Net Assets
Resulting from Operations	60,744,911	16,645,501

Dividends to Shareholders from ($):
Investment income—net:
Class R shares	—	(4,729)
Class Z shares	—	(1,377,451)
Total Dividends	—	(1,382,180)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	6,668,738	6,363,617
Class B shares	44,772	320,038
Class C shares	871,301	357,791
Class R shares	27,696	259,244
Class T shares	124,517	102,310
Class Z shares	6,311,693	10,656,771
Dividends reinvested:
Class R shares	—	1,802
Class Z shares	—	1,311,586
Cost of shares redeemed:
Class A shares	(5,193,067)	(6,357,002)
Class B shares	(5,706,534)	(6,971,874)
Class C shares	(607,471)	(855,457)
Class R shares	(86,757)	(617,750)
Class T shares	(387,308)	(177,992)
Class Z shares	(59,346,362)	(94,428,202)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(57,278,782)	(90,035,118)
Total Increase (Decrease) in Net Assets	3,466,129	(74,771,797)

Net Assets ($):
Beginning of Period	356,181,437	430,953,234
End of Period	359,647,566	356,181,437
Undistributed investment income—net	1,395,482	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	734,825	736,344
Shares redeemed	(565,754)	(743,559)
Net Increase (Decrease) in Shares Outstanding	169,071	(7,215)

Class B [a]
Shares sold	5,054	39,246
Shares redeemed	(671,215)	(848,115)
Net Increase (Decrease) in Shares Outstanding	(666,161)	(808,869)

Class C
Shares sold	103,963	43,656
Shares redeemed	(71,366)	(105,556)
Net Increase (Decrease) in Shares Outstanding	32,597	(61,900)

Class R
Shares sold	2,983	29,985
Shares issued for dividends reinvested	—	204
Shares redeemed	(9,249)	(72,255)
Net Increase (Decrease) in Shares Outstanding	(6,266)	(42,066)

Class T
Shares sold	14,133	12,330
Shares redeemed	(43,329)	(21,430)
Net Increase (Decrease) in Shares Outstanding	(29,196)	(9,100)

Class Z
Shares sold	682,180	1,235,786
Shares issued for dividends reinvested	—	148,919
Shares redeemed	(6,432,727)	(10,912,245)
Net Increase (Decrease) in Shares Outstanding	(5,750,547)	(9,527,540)

a During the period ended May 31, 2007, 393,765 Class B shares representing $3,346,671 were automatically converted to 372,011 Class A shares and during the period ended May 31, 2006, 416,457 Class B shares representing $3,453,100 were automatically converted to 395,870 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	8.48	8.19	7.93	6.84	8.05
Investment Operations:
Investment income (loss)—net [a]	.02	(.02)	.00[b]	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	1.55	.31	.26	1.13	(1.19)
Total from Investment Operations	1.57	.29	.26	1.09	(1.21)
Net asset value, end of period	10.05	8.48	8.19	7.93	6.84

Total Return (%) [c]	18.52	3.54	3.28	15.94	(15.03)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.29	1.25	1.35	1.32	1.36
Ratio of net expenses
to average net assets	1.29	1.25	1.35	1.32	1.36
Ratio of net investment income
(loss) to average net assets	.18	(.24)	.05	(.54)	(.23)
Portfolio Turnover Rate	22.75	78.54	67.21	53.06	74.83

Net Assets, end of period ($ x 1,000)	15,411	11,573	11,230	16,079	14,116

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	8.04	7.83	7.64	6.65	7.88
Investment Operations:
Investment (loss)—net [a]	(.06)	(.09)	(.06)	(.10)	(.07)
Net realized and unrealized
gain (loss) on investments	1.47	.30	.25	1.09	(1.16)
Total from Investment Operations	1.41	.21	.19	.99	(1.23)
Net asset value, end of period	9.45	8.04	7.83	7.64	6.65

Total Return (%) [b]	17.54	2.68	2.49	14.89	(15.61)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.18	2.06	2.09	2.10	2.15
Ratio of net expenses
to average net assets	2.18	2.06	2.09	2.10	2.15
Ratio of net investment (loss)
to average net assets	(.77)	(1.09)	(.74)	(1.32)	(1.03)
Portfolio Turnover Rate	22.75	78.54	67.21	53.06	74.83

Net Assets, end of period ($ x 1,000)	4,762	9,415	15,503	18,072	16,873

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

		Year Ended May 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	8.06	7.84	7.65	6.65	7.88
Investment Operations:
Investment (loss)—net [a]	(.05)	(.08)	(.05)	(.09)	(.06)
Net realized and unrealized
gain (loss) on investments	1.47	.30	.24	1.09	(1.17)
Total from Investment Operations	1.42	.22	.19	1.00	(1.23)
Net asset value, end of period	9.48	8.06	7.84	7.65	6.65

Total Return (%) [b]	17.62	2.81	2.48	15.04	(15.61)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00	2.02	2.07	2.08	2.13
Ratio of net expenses
to average net assets	2.00	2.02	2.07	2.08	2.13
Ratio of net investment (loss)
to average net assets	(.53)	(1.03)	(.72)	(1.30)	(1.02)
Portfolio Turnover Rate	22.75	78.54	67.21	53.06	74.83

Net Assets, end of period ($ x 1,000)	3,538	2,745	3,156	3,810	3,698

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class R Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	8.60	8.28	8.06	6.94	8.12
Investment Operations:
Investment income (loss)—net [a]	.05	.06	.06	(.02)	.02
Net realized and unrealized
gain (loss) on investments	1.58	.31	.16	1.14	(1.20)
Total from Investment Operations	1.63	.37	.22	1.12	(1.18)
Distributions:
Dividends from investment income—net	—	(.05)	—	—	—
Net asset value, end of period	10.23	8.60	8.28	8.06	6.94

Total Return (%)	18.95	4.45	2.73	16.14	(14.53)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.84	.83	1.08	.86
Ratio of net expenses
to average net assets	.87	.84	.83	1.08	.86
Ratio of net investment income
(loss) to average net assets	.58	.66	.80	(.30)	.25
Portfolio Turnover Rate	22.75	78.54	67.21	53.06	74.83

Net Assets, end of period ($ x 1,000)	712	653	977	21,374	25,573

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended May 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	8.22	7.97	7.74	6.69	7.90
Investment Operations:
Investment (loss)—net [a]	(.03)	(.05)	(.02)	(.06)	(.03)
Net realized and unrealized
gain (loss) on investments	1.50	.30	.25	1.11	(1.18)
Total from Investment Operations	1.47	.25	.23	1.05	(1.21)
Net asset value, end of period	9.69	8.22	7.97	7.74	6.69

Total Return (%) [b]	17.88	3.14	2.97	15.70	(15.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.66	1.65	1.59	1.60
Ratio of net expenses
to average net assets	1.75	1.66	1.65	1.59	1.60
Ratio of net investment (loss)
to average net assets	(.31)	(.66)	(.31)	(.81)	(.48)
Portfolio Turnover Rate	22.75	78.54	67.21	53.06	74.83

Net Assets, end of period ($ x 1,000)	417	593	648	764	557

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class Z Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	8.59	8.31	8.02	6.90	8.10
Investment Operations:
Investment income (loss)—net [a]	.04	(.00)[b]	.03	(.02)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	1.58	.31	.26	1.14	(1.20)
Total from Investment Operations	1.62	.31	.29	1.12	(1.20)
Distributions:
Dividends from investment income—net	—	(.03)	—	—	—
Net asset value, end of period	10.21	8.59	8.31	8.02	6.90

Total Return (%)	18.86	3.74	3.62	16.23	(14.82)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	1.04	1.02	1.10	1.14
Ratio of net expenses
to average net assets	1.02	1.04	1.02	1.10	1.14
Ratio of net investment income
(loss) to average net assets	.43	(.05)	.34	(.31)	(.02)
Portfolio Turnover Rate	22.75	78.54	67.21	53.06	74.83

Net Assets, end of period ($ X 1,000)	334,808	331,203	399,440	475,277	531,104

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. Effective June 30, 2007, the Distributor will be known as MBSC Securities Corporation. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund will no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 pro-

vides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At May 31,2007,the components of accumulated earnings on a tax basis were as follows:undistributed ordinary income $1,383,724,accumulated capital losses $101,985,706 and unrealized appreciation $64,289,585.

The capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2007. If not applied, $6,435,541 of the carryover expires in fiscal 2010 and $95,550,165 expires in fiscal 2011.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended May 31, 2007, was approximately $53,700 with a related weighed average annualized interest rate of 5.55% .

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to the Management Agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2007, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2007, the Distributor retained $3,759 and $17 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $18,482 and $509 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2007, Class B, Class C and Class T shares were charged $50,536, $23,948 and $1,327, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding

Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2007, Class A, Class B, Class C and Class T shares were charged $34,086, $16,845, $7,983, and $1,327, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2007, Class Z shares were charged $288,191 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $202,095 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2007, the fund was charged $24,814 pursuant to the custody agreement.

During the period ended May 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $223,816, Rule 12b-1 distribution plan fees $5,311, shareholder services plan fees $23,031, custodian fees $9,694, chief compliance officer fees $3,748 and transfer agency per account fees $39,647.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2007, amounted to $79,893,581 and $133,679,162, respectively.

At May 31,2007,the cost of investments for federal income tax purposes was $315,510,091; accordingly, accumulated net unrealized appreciation on investments was $64,289,585, consisting of $68,341,107 gross unrealized appreciation and $4,051,522 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Premier Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for out opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 16, 2007

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 168

Clifford L. Alexander, Jr. (73)
Board Member (1981)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 57

Lucy Wilson Benson (79)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 30

David W. Burke (71)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 92

Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 28

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 86 investment companies (comprised of 168 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since
April 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

34

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (87 investment companies, comprised of 184 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,589 in 2006 and $26,589 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,186 in 2006 and $3,506 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $863 in 2006 and $885 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $586,749 in 2006 and $1,302,603 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

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The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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Exhibit (a)(1)

[INSERT CODE OF ETHICS]

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